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                                  United States

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): FEBRUARY 25, 2003


                         COMMISSION FILE NUMBER 1-14380

                           CITGO PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)


            DELAWARE                                      73-1173881
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)


         ONE WARREN PLACE, 6100 SOUTH YALE AVENUE, TULSA, OKLAHOMA 74136
               (Address of principal executive office) (Zip Code)


                                 (918) 495-4000
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

The purpose of this report is to file additional information about CITGO Petroleum Corporation.

ITEM 7. EXHIBITS

          c. EXHIBITS

                  Exhibit 99.1 Recent developments

                  Exhibit 99.2 Business description

                  Exhibit 99.3 Management's Discussion and Analysis

                  Exhibit 99.4 Risk Factors


                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on February 25, 2003.

                           CITGO PETROLEUM CORPORATION

Date:  February 25, 2003               /s/      Larry Krieg
                                       -----------------------------------
                                                Larry Krieg
                                              Controller (Chief
                                             Accounting Officer)

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                                 EXHIBIT INDEX


EXHIBIT NO.                   DESCRIPTION
-----------                   -----------

   99.1             Recent developments
   99.2             Business description
   99.3             Management's Discussion and Analysis
   99.4             Risk Factors